Exhibit 10.2

Aimfinity Investment Corp. I Announces

Transition from Nasdaq to OTC Markets and New Monthly Extension for Business Combination

Wilmington, DE, April 30, 2025 (GLOBE NEWSWIRE) – Aimfinity Investment Corp. I (the “AIMA”) (Nasdaq: AIMAU), a special purpose acquisition company, today announced that, as anticipated, AIMA received a notice from The Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”) stating that AIMA failed to comply with Nasdaq rule IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, and therefore its securities will be delisted from the Exchange. At the open of trading on Monday, May 5, 2025, AIMA’s securities will be suspended on Nasdaq and are expected to begin trading on the OTC Markets under the tickers “AIMAU,” “AIMBU,” and “AIMAW”, for its units, new units and warrants, respectively.

AIMA’s previously announced business combination (the “Business Combination”) with Docter Inc. (“Docter”), a Taiwanese health technology company, which received shareholder approval on March 27, 2025, will not be materially affected by the venue change, as AIMA and Docter remain committed to working closely to secure Nasdaq listing approval for the post-combined entity and to close the Business Combination as soon as practicable.

In addition, in order to extend the date by which AIMA must complete the Business Combination from April 28, 2025 to May 28, 2025, on April 28, 2025, I-Fa Chang, manager of the sponsor of AIMA, deposited into AIMA’s trust account (the “Trust Account”) an aggregate of $55,823.80, or $0.05 per Class A ordinary share held by public shareholders of AIMA (the “Monthly Extension Payment”).

Pursuant to AIMA’s fourth amended and restated memorandum and articles of association (“Current Charter”), effective January 9, 2025, AIMA may extend the date by which AIMA must complete the Business Combination on a monthly basis from January 28, 2025 until October 28, 2025 or such earlier date as may be determined by its board of directors by depositing the Monthly Extension Payment for each month into the Trust Account. This is the fourth of nine monthly extensions available under the Current Charter of AIMA.

About Aimfinity Investment Corp. I

Aimfinity Investment Corp. I is a special purpose acquisition company (SPAC) focused on merging with high-growth potential businesses and facilitating their entry into the capital markets.

About Docter Inc.

Docter Inc. is a leading health technology company dedicated to developing innovative health monitoring solutions that enhance the accessibility and efficiency of global healthcare services.

Additional Information and Where to Find It

As previously disclosed, on October 13, 2023, AIMA entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between AIMA, Docter, Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of AIMA (“Purchaser”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”), pursuant to which AIMA is proposing to enter into a business combination with Docter involving an reincorporation merger and an acquisition merger. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. AIMA’s shareholders and other interested persons are advised to read, when available, the proxy statement/prospectus and the amendments thereto and other documents filed in connection with the proposed business combination, as these materials will contain important information about AIMA, Purchaser or Docter, and the proposed business combination. The proxy statement/prospectus and other relevant materials for the proposed business combination have been mailed to shareholders of AIMA as of the record date of February 25, 2025, established for voting on the proposed business combination. Such shareholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to AIMA’s principal office at 221 W 9th St, PMB 235 Wilmington, Delaware 19801.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about the proposed transactions described herein, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the proposed transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the proposed business combination, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of AIMA and Docter to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of AIMA or Docter; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of AIMA’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Docter to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) risks relating to the medical device industry, including but not limited to governmental regulatory and enforcement changes, market competitions, competitive product and pricing activity; and (ix) risks relating to the combined company’s ability to enhance its products and services, execute its business strategy, expand its customer base and maintain stable relationship with its business partners.

A further list and description of risks and uncertainties can be found in the prospectus filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2022 relating to AIMA’s initial public offering (File No. 333-263874), the annual report of AIMA on Form 10-K for the fiscal year ended on December 31, 2024, filed with the SEC on April 15, 2025, and in the final prospectus/proxy statement filed with the SEC on March 6, 2025 relating to the proposed transactions (File No. 333-284658) (the “Final Prospectus”), and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and AIMA, Docter, and their subsidiaries or affiliates undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the proposed transactions described herein, Purchaser filed the Final Prospectus with the SEC on March 6, 2025. The proxy statement and a proxy card has been mailed to AIMA’s shareholders of record as of February 25, 2025. Shareholders of AIMA will also be able to obtain a copy of the Final Prospectus without charge from AIMA. The Final Prospectus may also be obtained without charge at the SEC’s website at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF AIMA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTIONS THAT AIMA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AIMA, DOCTER AND THE PROPOSED TRANSACTIONS.

Participants in the Solicitation

AIMA, Docter, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of AIMA’s shareholders in connection with the proposed transactions described herein. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of AIMA’s shareholders in connection with the proposed business combination is set forth in the Final Prospectus.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of any potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of AIMA, Purchaser or Docter, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

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